UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number_811-01700

__Franklin Gold and Precious Metals Fund
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 7/31

Date of reporting period:_7/31/16

Item 1.  Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
July 31, 2016

Franklin Gold and Precious Metals Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Franklin Gold and Precious Metals Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	21
Notes to Financial Statements	25
Report of Independent Registered
Public Accounting Firm	34
Tax Information	35
Board Members and Officers	36
Shareholder Information	40

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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This annual report for Franklin Gold and Precious Metals Fund covers the fiscal year ended July 31, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with current income as its secondary goal, by investing at least 80% of its net assets in securities of gold and precious metals operation companies.

Performance Overview

The Fund’s Class A shares had a +106.88% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, had a +5.61% total return.1 For the same period, the sector-specific FTSE Gold Mines Index, which comprises companies whose principal activity is gold mining, generated a +136.68% total return.1 You can find more of the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew moderately during the 12-month period ended July 31, 2016, despite a general decline in private inventory and nonresidential fixed investments. However, personal consumption expenditure remained strong during the period. The manufacturing sector contracted in the middle of the period, but expanded during the last five months. The services sector also expanded during the period, contributing to new jobs and reducing the unemployment rate from 5.3% in July 2015 to 4.9% at period-end. Retail sales generally rose, while home sales declined due to high prices and low inventory.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% in December, but maintained the rate through period-end. In July, the Fed noted that U.S. labor market conditions had improved and the near-term risks to its economic outlook had declined. However, the Federal Open Market Committee maintained that the timing and size of the next interest rate hike will be determined by long-term economic conditions relative to its objectives of maximum employment and 2.0% inflation.

The global economy expanded moderately despite slower growth in some countries. Global developed and emerging market stocks, as measured by the MSCI All Country World Index, remained relatively flat during the 12-month period. An uptick in oil prices and accommodative monetary policy by various global central banks was offset by the effect of the U.K.’s historic referendum to leave the European Union (also known as the “Brexit”), worries about a slowdown in the Chinese economy, declining commodity prices, geopolitical

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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tensions in certain regions and ongoing uncertainty about the Fed’s timing for raising interest rates. Although oil prices rose near the middle of the period after experiencing historic lows in 2015, prices fell toward period-end due to a strong global supply that exceeded demand. Gold prices rose during the period under review, while other commodity prices fell. The U.S. dollar appreciated against most currencies during the period.

In Europe, economic growth in the U.K. slowed in the first quarter of 2016, and rebounded marginally in the second quarter, supported by industrial production and services. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. The eurozone grew slightly during the period, benefiting from lower oil prices, a weaker euro that supported exports and the European Central Bank’s (ECB) accommodative policy. However, growth moderated during the second quarter of 2016. After reducing the bank deposit rate in December, the ECB cut its benchmark interest rate and expanded its massive bond-buying program in March to boost the region’s slowing growth.

In Asia, Japan’s gross domestic product contracted in the fourth quarter of 2015 after expanding in the third quarter, as private consumption and residential investments declined. However, the economy grew more than expected during the first quarter of 2016, with increases in private consumption, government spending and exports. In January 2016, the Bank of Japan (BOJ) introduced a negative interest rate on excess reserves kept by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy. Meanwhile, China’s economy expanded at a steady pace in the second quarter of 2016 compared to the first quarter, driven by increased government spending. The People’s Bank of China cut its benchmark interest rates several times during the review period and also reduced the cash reserve requirement of banks in February 2016 to boost lending.

Precious Metals Sector Overview

During the period, precious metal prices enjoyed strong gains due to factors that included central bank policies and political actions. Gold prices began to rally in early 2016, spurred by a dramatic increase in investment demand, mainly from the U.S. and Europe. Shaken investor confidence in central banks and mounting concerns about the rising number of negative policy rates around the world helped reverse the multi-year move away from gold. Financial market turbulence and deepening concerns about the path of recovery seemed at odds with U.S. stock markets hitting new highs. In June 2016, the U.K. voted to leave the European Union, which also further stoked investor demand for gold. The rally in gold prices continued amid signs the U.S. Fed would keep interest rates lower for longer than previously forecast, helping to trigger continued strong inflows to physical gold exchange-traded funds.

Precious Metals Prices (7/31/15–7/31/16)*

*Source: Bloomberg LP. Amounts shown are based on spot prices quoted in U.S. dollars per troy ounce. For illustrative purposes only; not representative of the Fund’s portfolio composition or performance.

Gold prices reached a two-year high near period-end. The price gain allowed many mining companies to reduce their debt positions and approach mergers and acquisitions with a higher level of confidence. Silver also rallied in 2016 as tightening supplies boosted prices. Platinum and palladium experienced strong price gains as well during the period.

Investment Strategy

Gold and precious metals operation companies include companies that mine, process, or deal in gold or other precious metals, such as silver, platinum and palladium, including mining finance and exploration companies as well as operating companies with long- or medium-life mines. The Fund may buy securities of gold and precious metal operation companies of any market capitalization size, located anywhere in the world, and in general invests predominantly in non-U.S. companies. The Fund’s investment manager looks for companies with established track records as well as those having low-cost reserves to bring into production, particularly companies with attractive production profiles, strong reserve bases and active exploration programs that can potentially drive future reserve and production growth.

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Manager’s Discussion

Key contributors to the Fund’s absolute performance during the period under review included the Fund’s holdings in Torex Gold Resources, AngloGold Ashanti and St Barbara. Shares of Canadian gold producer Torex Gold Resources advanced after the company announced its good progress ramping up production at their El Limón Guajes mine in Mexico. Torex started commercial production at the mine in early 2016. Production began ahead of schedule and under budget.

AngloGold Ashanti’s second-quarter trading statement, released in July 2016, highlighted stronger expected earnings compared to a year ago resulting from higher gold prices, weaker operating currencies and continued cost control. AngloGold maintained its full-year 2016 guidance for production and continued to improve its balance sheet by reducing net debt.

Australian gold explorer and producer St Barbara announced record results for the company during its fiscal year ended June 30, 2016. The company achieved production levels at its Gwalia and Simberi mines that exceeded the previous fiscal year. St Barbara’s deep drilling at its Gwalia mine in Australia successfully demonstrated that the minable gold zone continues deeper underground, allowing the company to add resources and extend mine life.

Portfolio Breakdown

Based on Total Net Assets as of 7/31/16

Detractors from the Fund’s absolute performance during the period under review included the Fund’s holdings in Platinum Group Metals (PGM), Imperial Metals and G-Resources Group. Shares of South Africa-focused PGM declined after the company announced fiscal third-quarter results through May that reinforced the company remained roughly two months behind schedule in ramping up its new Maseve mine. This delay prompted the company to raise additional money through an equity issuance seeking to ensure adequate funding for the full commissioning of the mine. The release of PGM’s feasibility study for its Waterberg project in Northeastern South Africa was also pushed out by a few months as further optimization was required given the size and scope of the discovery.

Top 10 Holdings

7/31/16

Company	% of Total
Sector/Industry, Country	Net Assets
AngloGold Ashanti Ltd.	7.0%
Long Life Gold Mines, South Africa
Newcrest Mining Ltd.	5.3%
Long Life Gold Mines, Australia
B2Gold Corp.	5.3%
Long Life Gold Mines, Canada
Barrick Gold Corp.	3.9%
Long Life Gold Mines, Canada
Centamin PLC	3.9%
Long Life Gold Mines, Egypt
OceanaGold Corp.	3.6%
Long Life Gold Mines, Australia
Acacia Mining PLC	3.4%
Medium Life Gold Mines, U.K.
Guyana Goldfields Inc.	3.1%
Long Life Gold Mines, Canada
Platinum Group Metals Ltd.	3.1%
Platinum & Palladium, Canada
St Barbara Ltd.	3.0%
Medium Life Gold Mines, Australia

Canadian metals and mining company Imperial Metals was impacted by low copper prices and production delays. The company’s Mount Polley mine was shut down in 2014 following a dam failure that allowed waste to escape into nearby rivers and lakes. Regulators did not allow operations to resume at Mount Polley until June 2016. In January 2016, Imperial announced it will suspend operations and issue layoffs at its Huckleberry mine because of low copper prices. Their key asset, the Red Chris copper gold mine in British Columbia, Canada, started production in early 2016. The combination of the spill cleanup costs and construction of the Red Chris mine, which came in slightly higher than budgeted, left Imperial with more debt than forecast.

Shares of G-Resources Group, a Hong Kong-based company that shifted its focus from mining to investing, fell after its management team announced it would sell its Martabe gold

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mine in Indonesia. The mine was the company’s main source of profit and its shares have languished following the sale under the uncertainty of how the proceeds from the sale will be deployed. The company was removed from gold-focused indexes during the period under review, prompting large index-fund sales.

Thank you for your continued participation in Franklin Gold and Precious Metals Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of July 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/16	7/31/15	Change
A (FKRCX)	$24.06	$11.63	+$12.43
C (FRGOX)	$22.39	$10.90	+$11.49
R6 (N/A)	$25.58	$12.29	+$13.29
Advisor (FGADX)	$25.38	$12.23	+$13.15

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PERFORMANCE SUMMARY

Performance as of 7/31/161

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[6]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(6/30/16)[5]	(with waiver)	(without waiver)
A					1.09%	1.09%
1-Year	+106.88%	+94.98%	$19,498	+44.77%
5-Year	-44.44%	-12.13%	$5,237	-13.13%
10-Year	+22.60%	+1.46%	$11,556	+0.36%
C					1.84%	1.84%
1-Year	+105.41%	+104.41%	$20,441	+51.45%
5-Year	-46.44%	-11.74%	$5,356	-12.74%
10-Year	+13.83%	+1.30%	$11,383	+0.21%
R6					0.55%	0.62%
1-Year	+108.14%	+108.14%	$20,814	+54.52%
3-Year	+39.47%	+11.73%	$13,947	+12.75%
Since Inception (5/1/13)	+22.62%	+6.48%	$12,262	+3.28%
Advisor					0.84%	0.84%
1-Year	+107.52%	+107.52%	$20,752	+53.93%
5-Year	-43.72%	-10.86%	$5,628	-11.87%
10-Year	+25.72%	+2.32%	$12,572	+1.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Also, the Fund concentrates in the precious metals sector, which involves fluctuations in the prices of gold and other precious metals and increased susceptibility to adverse economic and regulatory developments affecting the sector. In addition, the Fund is subject to the risks of currency fluctuation, economic instability and political uncertainty associated with foreign investing. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in smaller companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. By focusing on an industry or group of industries, the Fund carries much greater risk of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Investing in a non-diversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a Class R6 transfer agency fee reduction contractually guaranteed through 11/30/16. The Fund also has a fee waiver associated with any investments it makes in a Franklin Templeton money Fund and/or other Franklin Templeton Fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee reductions; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The FTSE Gold Mines
Index is a free float-weighted index that comprises companies whose principal activity is gold mining.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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		FRANKLIN GOLD AND PRECIOUS METALS FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/16	Value 7/31/16	Period* 2/1/16–7/31/16
A
Actual	$1,000	$2,163.70	$8.34
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.32
C
Actual	$1,000	$2,155.00	$14.20
Hypothetical (5% return before expenses)	$1,000	$1,015.86	$9.07
R6
Actual	$1,000	$2,169.60	$4.73
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.02
Advisor
Actual	$1,000	$2,165.50	$6.38
Hypothetical (5% return before expenses)	$1,000	$1,020.84	$4.07

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.06%;
C: 1.81%; R6: 0.60%; and Advisor: 0.81%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Financial Highlights
		Year Ended July 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.63	$20.27	$17.72	$28.58	$46.61
Income from investment operations[a]:
Net investment income (loss)[b]	(0.09)	(0.05)	(0.09)	0.03	(0.01)
Net realized and unrealized gains (losses)	12.52	(8.43)	2.64	(10.51)	(15.86)
Total from investment operations	12.43	(8.48)	2.55	(10.48)	(15.87)
Less distributions from:
Net investment income	—	(0.16)	—	(0.04)	(0.86)
Net realized gains	—	—	—	(0.34)	(1.30)
Total distributions	—	(0.16)	—	(0.38)	(2.16)
Net asset value, end of year.	$24.06	$11.63	$20.27	$17.72	$28.58

Total return[c]	106.88%	(42.02)%	14.39%	(37.24)%	(35.48)%

Ratios to average net assets
Expenses	1.11%[d]	1.09%[e]	1.07%[e]	1.01%[f]	0.96%
Net investment income (loss)	(0.57)%	(0.35)%	(0.49)%	0.10%	(0.01)%

Supplemental data
Net assets, end of year (000’s)	$988,701	$444,295	$776,333	$682,385	$1,574,870
Portfolio turnover rate	16.76%	12.52%	16.13%	7.36%	8.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

		Year Ended July 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.90	$18.97	$16.70	$27.16	$44.38
Income from investment operations[a]:
Net investment income (loss)[b]	(0.18)	(0.16)	(0.22)	(0.17)	(0.28)
Net realized and unrealized gains (losses)	11.67	(7.89)	2.49	(9.91)	(15.11)
Total from investment operations	11.49	(8.05)	2.27	(10.08)	(15.39)
Less distributions from:
Net investment income	—	(0.02)	—	(0.04)	(0.53)
Net realized gains	—	—	—	(0.34)	(1.30)
Total distributions	—	(0.02)	—	(0.38)	(1.83)
Net asset value, end of year.	$22.39	$10.90	$18.97	$16.70	$27.16

Total return[c]	105.41%	(42.45)%	13.59%	(37.71)%	(35.96)%

Ratios to average net assets
Expenses	1.86%[d]	1.84%[e]	1.82%[e]	1.76%[f]	1.71%
Net investment income (loss)	(1.32)%	(1.10)%	(1.24)%	(0.65)%	(0.76)%

Supplemental data
Net assets, end of year (000’s)	$200,179	$97,483	$185,450	$172,234	$341,071
Portfolio turnover rate	16.76%	12.52%	16.13%	7.36%	8.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

		Year Ended July 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.29	$21.44	$18.62	$21.20
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	0.03	0.01	0.01
Net realized and unrealized gains (losses)	13.30	(8.93)	2.81	(2.59)
Total from investment operations	13.29	(8.90)	2.82	(2.58)
Less distributions from net investment income	—	(0.25)	—	—
Net asset value, end of year	$25.58	$12.29	$21.44	$18.62

Total return[d]	108.14%	(41.74)%	15.15%	(12.17)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.63%	0.62%	0.67%	0.53%
Expenses net of waiver and payments by affiliates	0.59%	0.55%[f]	0.54%[f]	0.53%[f]
Net investment income (loss)	(0.05)%	0.19%	0.04%	0.58%

Supplemental data
Net assets, end of year (000’s)	$3,764	$1,188	$848	$4
Portfolio turnover rate	16.76%	12.52%	16.13%	7.36%

aFor the period May 1, 2013 (commencement of operations) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

		Year Ended July 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.23	$21.32	$18.59	$29.89	$48.65
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.02)	(0.05)	0.10	0.12
Net realized and unrealized gains (losses)	13.20	(8.87)	2.78	(11.02)	(16.60)
Total from investment operations	13.15	(8.89)	2.73	(10.92)	(16.48)
Less distributions from:
Net investment income	—	(0.20)	—	(0.04)	(0.98)
Net realized gains	—	—	—	(0.34)	(1.30)
Total distributions	—	(0.20)	—	(0.38)	(2.28)
Net asset value, end of year.	$25.38	$12.23	$21.32	$18.59	$29.89

Total return	107.52%	(41.90)%	14.69%	(37.07)%	(35.32)%

Ratios to average net assets
Expenses	0.86%[c]	0.84%[d]	0.82%[d]	0.76%[e]	0.71%
Net investment income (loss)	(0.32)%	(0.10)%	(0.24)%	0.35%	0.24%

Supplemental data
Net assets, end of year (000’s)	$207,574	$90,628	$160,425	$143,843	$317,488
Portfolio turnover rate	16.76%	12.52%	16.13%	7.36%	8.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN GOLD AND PRECIOUS METALS FUND

Statement of Investments, July 31, 2016
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 96.6%
Exploration & Development 12.9%
[a] Belo Sun Mining Corp	Canada	6,000,000	$4,139,834
[a,b] Belo Sun Mining Corp., 144A	Canada	13,800,000	9,521,619
[a,c] Chalice Gold Mines Ltd	Australia	31,072,008	4,601,842
[a] Continental Gold Inc	Canada	5,497,200	16,267,397
[a,b] Continental Gold Inc., 144A	Canada	1,000,000	2,959,215
[a,b] Continental Gold Inc., wts., 144A, 11/27/17	Canada	500,000	291,322
[a] Dalradian Resources Inc	Canada	8,600,000	7,647,961
[a,d] Great Basin Gold Ltd., 144A	South Africa	13,185,700	19,779
[a] G-Resources Group Ltd	Hong Kong	198,769,400	3,484,575
[a] Integra Gold Corp	Canada	2,300,000	1,551,671
[a,d] Integra Gold Corp., 144A	Canada	7,200,000	4,617,097
[a,b,c] INV Metals Inc., 144A	Canada	3,765,000	2,453,427
[a,b] Ivanhoe Mines Ltd., 144A.	Canada	6,185,000	6,780,550
[a] Ivanhoe Mines Ltd., A	Canada	7,408,400	8,121,751
[a,c] Kula Gold Ltd	Australia	50,871,219	1,197,737
[a,c] Kula Gold Ltd., wts., 11/28/16	Australia	7,600,000	—
[a,c] Lion One Metals Ltd	Canada	1,000,000	712,972
[a,b,c] Lion One Metals Ltd., 144A	Canada	2,935,000	2,092,571
[a,c] Lydian International Ltd	Canada	4,875,000	1,719,181
[a,b,c] Lydian International Ltd., 144A	Canada	36,250,000	12,783,655
[a,b,c] Lydian International Ltd., wts., 144A, 11/27/17	Canada	21,375,000	2,539,961
[a] Midas Gold Corp	Canada	1,967,400	1,613,859
[a,b] Midas Gold Corp., 144A	Canada	4,030,000	3,305,811
[a,c] Nautilus Minerals Inc	Canada	9,432,015	1,120,793
[a,b,c] Nautilus Minerals Inc., 144A	Canada	28,535,816	3,390,870
[a] Pretium Resources Inc	Canada	2,264,200	26,922,525
[a,c] RTG Mining Inc	Australia	1,769,918	814,130
[a,b,c] RTG Mining Inc., 144A	Australia	2,397,790	1,102,939
[a,c] RTG Mining Inc., IDR	Australia	12,146,078	5,996,215
[a,c] RTG Mining Inc., wts., 6/04/17	Australia	116,666	—
[a,c] St. Augustine Gold and Copper Ltd	Philippines	8,136,836	748,559
[a,b,c] St. Augustine Gold and Copper Ltd., 144A (CAD Traded)	Philippines	16,383,333	1,507,206
[a,b,c] St. Augustine Gold and Copper Ltd., 144A (USD Traded)	Philippines	10,000,000	919,963
[a,b,c] St. Augustine Gold and Copper Ltd., wts., 144A, 12/22/16	Philippines	5,000,000	—
[a,c] Stornoway Diamond Corp	Canada	39,000,000	33,486,661
[a] TMAC Resources Inc	Canada	510,000	6,228,381
			180,662,029
Gold & Diversified Resources 2.4%
[a] Imperial Metals Corp	Canada	1,496,100	8,820,154
[b] Nevsun Resources Ltd., 144A.	Canada	5,400,000	17,884,085
Sandfire Resources NL	Australia	1,762,870	7,671,895
			34,376,134
Long Life Gold Mines 59.0%
Agnico Eagle Mines Ltd. (CAD Traded)	Canada	277,797	16,181,398
Agnico Eagle Mines Ltd. (USD Traded)	Canada	190,000	11,046,600
Alamos Gold Inc., A	Canada	4,425,916	41,361,482
[a] AngloGold Ashanti Ltd., ADR	South Africa	4,499,823	98,591,122
[a] Aurico Metals Inc	Canada	1,544,820	1,338,276
[a] B2Gold Corp	Canada	23,418,694	73,430,281
Barrick Gold Corp	Canada	2,521,283	55,115,246
[a] Beadell Resources Ltd	Australia	26,378,639	10,217,634
Centamin PLC	Egypt	650,000	1,426,603

18 Annual Report

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FRANKLIN GOLD AND PRECIOUS METALS FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Long Life Gold Mines (continued)
[b] Centamin PLC, 144A	Egypt	23,945,200	$53,052,459
Centerra Gold Inc	Canada	1,410,700	8,327,499
[a] Centerra Gold Inc	Canada	1,900,000	11,084,790
[b] Centerra Gold Inc., 144A	Canada	2,893,400	17,080,022
[a] Detour Gold Corp	Canada	1,566,300	40,994,696
Eldorado Gold Corp	Canada	10,084,000	41,359,552
Gold Fields Ltd	South Africa	427,411	2,639,339
Goldcorp Inc	Canada	1,708,845	30,554,149
[a] Guyana Goldfields Inc	Canada	500,000	3,219,871
[a,b] Guyana Goldfields Inc., 144A	Canada	6,220,000	40,055,198
[a] Newcrest Mining Ltd	Australia	3,933,461	74,686,590
Newmont Mining Corp	United States	640,614	28,187,016
OceanaGold Corp	Australia	13,943,588	50,455,179
[a,c] Perseus Mining Ltd	Australia	53,256,800	25,684,823
[a,c,e] Perseus Mining Ltd., wts., 4/19/19	Australia	19,006,000	3,098,629
Randgold Resources Ltd., ADR	United Kingdom	275,023	32,345,455
[a] SEMAFO Inc	Canada	2,010,000	10,832,796
[a] Teranga Gold Corp	Canada	4,000,000	3,373,198
[a] Teranga Gold Corp., IDR	Canada	1,538,759	1,279,713
[a] Torex Gold Resources Inc	Canada	633,400	13,149,703
[a,b] Torex Gold Resources Inc., 144A	Canada	1,275,000	26,469,642
			826,638,961
Medium Life Gold Mines 9.8%
Acacia Mining PLC	United Kingdom	6,388,028	47,283,576
[a] Alacer Gold Corp	United States	3,329,700	8,500,384
[a,b] Alacer Gold Corp., 144A	United States	1,500,000	3,829,347
[a] China Gold International Resources Corp. Ltd	China	326,100	596,058
[a,b] China Gold International Resources Corp. Ltd., 144A	China	598,100	1,132,557
[a,f] Golden Star Resources Ltd	United States	9,172,667	7,154,680
[a] Kinross Gold Corp	Canada	455,194	2,355,535
[a] Primero Mining Corp	Canada	3,626,400	8,256,983
[a,b] Primero Mining Corp., 144A	Canada	2,600,000	5,919,963
[a,g] Primero Mining Corp., Reg D	Canada	250,000	569,227
[a,c] Red 5 Ltd	Australia	95,451,110	9,424,365
[a] St Barbara Ltd	Australia	18,578,991	42,473,338
			137,496,013
Platinum & Palladium 6.0%
[a] Anglo American Platinum Ltd	South Africa	382,656	12,127,684
[a] Eastern Platinum Ltd	Canada	4,345,602	2,831,771
[a] Impala Platinum Holdings Ltd	South Africa	2,365,000	10,391,486
[a] Impala Platinum Holdings Ltd., ADR	South Africa	1,506,100	6,747,328
[a] Northam Platinum Ltd	South Africa	1,059,019	3,919,355
[a,b,c] Platinum Group Metals Ltd., 144A	Canada	1,077,600	3,535,823
[a,c] Platinum Group Metals Ltd. (CAD Traded)	Canada	5,834,082	19,142,802
[a,c] Platinum Group Metals Ltd. (USD Traded)	Canada	6,199,560	20,458,548
[a] Royal Bafokeng Platinum Ltd	South Africa	1,194,704	4,474,869
			83,629,666
Silver Mines 6.5%
Fresnillo PLC	Mexico	1,160,000	29,633,550
[a] Hochschild Mining PLC	Peru	3,418,520	12,084,202
[a] MAG Silver Corp	Canada	655,000	10,294,005

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Annual Report

FRANKLIN GOLD AND PRECIOUS METALS FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Silver Mines (continued)
[a,b] MAG Silver Corp., 144A	Canada	240,000	$3,771,849
Tahoe Resources Inc	United States	1,415,600	21,998,016
[b] Tahoe Resources Inc., 144A	United States	815,000	12,664,865
			90,446,487
Total Common Stocks and Other Equity Interests
(Cost $1,075,363,872)			1,353,249,290

Short Term Investments (Cost $41,793,737) 3.0%
Money Market Funds 3.0%
[a,h] Institutional Fiduciary Trust Money Market Portfolio	United States	41,793,737	41,793,737
Total Investments (Cost $1,117,157,609) 99.6%			1,395,043,027
Other Assets, less Liabilities 0.4%			5,175,480
Net Assets 100.0%			$1,400,218,507

See Abbreviations on page 33.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
July 31, 2016, the aggregate value of these securities was $235,044,919 representing 16.8% of net assets.
cSee Note 9 regarding holdings of 5% voting securities.
dSee Note 8 regarding restricted securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2016, the value of this security was $3,098,629, representing 0.2% of net assets.
fSecurity purchased on a delayed delivery basis. See Note 1(c).
gSecurity was purchased pursuant to Regulation D under the Securities Act of 1933. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the
Fund’s Board of Trustees. At July 31, 2016, the value of this security was $569,227, representing less than 0.1% of net assets.
hSee Note 3(f) regarding investments in affiliated management investment companies.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Financial Statements

Statement of Assets and Liabilities
July 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$834,797,054
Cost - Non-controlled affiliates (Notes 3f and 9)	282,360,555
Total cost of investments	$1,117,157,609
Value - Unaffiliated issuers	$1,194,715,618
Value - Non-controlled affiliates (Notes 3f and 9)	200,327,409
Total value of investments	1,395,043,027
Receivables:
Investment securities sold	2,231,587
Capital shares sold	20,750,316
Dividends.	126,485
Other assets	238
Total assets	1,418,151,653
Liabilities:
Payables:
Investment securities purchased	11,953,210
Capital shares redeemed	4,530,996
Management fees	535,947
Distribution fees	362,734
Transfer agent fees	311,474
Accrued expenses and other liabilities.	238,785
Total liabilities	17,933,146
Net assets, at value	$1,400,218,507
Net assets consist of:
Paid-in capital	$1,739,606,214
Undistributed net investment (loss)	(122,318,437)
Net unrealized appreciation (depreciation)	277,792,035
Accumulated net realized gain (loss)	(494,861,305)
Net assets, at value	$1,400,218,507

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2016

Class A:
Net assets, at value	$988,700,708
Shares outstanding.	41,093,611
Net asset value per share[a]	$24.06
Maximum offering price per share (net asset value per share ÷ 94.25%)	$25.53
Class C:
Net assets, at value	$200,179,195
Shares outstanding.	8,942,388
Net asset value and maximum offering price per share[a]	$22.39
Class R6:
Net assets, at value	$3,764,477
Shares outstanding.	147,191
Net asset value and maximum offering price per share	$25.58
Advisor Class:
Net assets, at value	$207,574,127
Shares outstanding.	8,179,220
Net asset value and maximum offering price per share	$25.38

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2016

Investment income:
Dividends (net of foreign taxes of $469,725)	$4,341,552
Expenses:
Management fees (Note 3a)	4,003,756
Distribution fees: (Note 3c)
Class A.	1,412,075
Class C	1,226,346
Transfer agent fees: (Note 3e)
Class A.	1,601,072
Class C	347,692
Class R6.	853
Advisor Class	339,024
Custodian fees (Note 4)	128,409
Reports to shareholders	190,732
Registration and filing fees	106,899
Professional fees	100,215
Trustees’ fees and expenses	43,184
Other	141,528
Total expenses	9,641,785
Expenses waived/paid by affiliates (Notes 3f and 3g)	(29,628)
Net expenses	9,612,157
Net investment income (loss)	(5,270,605)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(16,925,527)
Non-controlled affiliates (Note 9)	(4,781,386)
Foreign currency transactions	(71,004)
Net realized gain (loss)	(21,777,917)
Net change in unrealized appreciation (depreciation) on:
Investments.	697,756,194
Translation of other assets and liabilities
denominated in foreign currencies	(93,638)
Net change in unrealized appreciation (depreciation)	697,662,556
Net realized and unrealized gain (loss)	675,884,639
Net increase (decrease) in net assets resulting from operations	$670,614,034

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The accompanying notes are an integral part of these financial statements. | Annual Report 23

FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended July 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(5,270,605)	$(3,699,959)
Net realized gain (loss)	(21,777,917)	(94,320,573)
Net change in unrealized appreciation (depreciation)	697,662,556	(372,248,015)
Net increase (decrease) in net assets resulting from operations	670,614,034	(470,268,547)
Distributions to shareholders from:
Net investment income:
Class A	—	(6,055,219)
Class C	—	(214,705)
Class R6	—	(11,639)
Advisor Class.	—	(1,497,629)
Total distributions to shareholders	—	(7,779,192)
Capital share transactions: (Note 2)
Class A	76,130,711	(605,826)
Class C	1,817,298	(11,210,889)
Class R6	915,412	870,865
Advisor Class.	17,146,665	(469,161)
Total capital share transactions	96,010,086	(11,415,011)
Net increase (decrease) in net assets	766,624,120	(489,462,750)
Net assets:
Beginning of year	633,594,387	1,123,057,137
End of year	$1,400,218,507	$633,594,387
Undistributed net investment loss included in net assets:
End of year	$(122,318,437)	$—
Distributions in excess of net investment income included in net assets:
End of year	$—	$(140,394,860)

24 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

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Annual Report

FRANKLIN GOLD AND PRECIOUS METALS FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

26 Annual Report

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FRANKLIN GOLD AND PRECIOUS METALS FUND
NOTES TO FINANCIAL STATEMENTS

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended July 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	29,406,039	$524,242,467		15,303,738	$234,740,191
Shares issued in reinvestment of distributions	—		—	356,376		5,292,182
Shares redeemed	(26,523,950)		(448,111,756)	(15,746,406)		(240,638,199)
Net increase (decrease)	2,882,089		$76,130,711	(86,292)		$(605,826)
Class C Shares:
Shares sold	2,687,991		$40,308,786	1,845,791		$26,836,993
Shares issued in reinvestment of distributions	—		—	14,097		197,215
Shares redeemed	(2,690,110)		(38,491,488)	(2,691,722)		(38,245,097)
Net increase (decrease)	(2,119)		$1,817,298	(831,834)		$(11,210,889)

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

			Year Ended July 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class R6 Shares:
Shares sold	119,739		$1,988,341	64,662		$994,134
Shares issued in reinvestment of distributions	—		—	744		11,639
Shares redeemed	(69,215)		(1,072,929)	(8,313)		(134,908)
Net increase (decrease)	50,524		$915,412	57,093		$870,865
Advisor Class Shares:
Shares sold	5,687,309		$97,027,326	4,501,937		$73,138,738
Shares issued in reinvestment of distributions	—		—	87,581		1,366,270
Shares redeemed	(4,916,113)		(79,880,661)	(4,704,612)		(74,974,169)
Net increase (decrease)	771,196		$17,146,665	(115,094)		$(469,161)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended July 31, 2016, the effective investment management fee rate was 0.495% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$230,488
CDSC retained	$46,150

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2016, the Fund paid transfer agent fees of $2,288,641, of which $1,141,666 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	10,038,599	231,361,494	(199,606,356)	41,793,737	$41,793,737	$ —	$ —	0.2%

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NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
g.	Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until November 30, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$6,862,301
Long term	492,945,884
Total capital loss carryforwards	$499,808,185

The tax character of distributions paid during the years ended July 31, 2016 and 2015 was as follows:

	2016	2015
Distributions paid from ordinary income	$—	$7,779,192

At July 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$1,318,735,758

Unrealized appreciation	$486,906,398
Unrealized depreciation	(410,599,129)
Net unrealized appreciation (depreciation)	$76,307,269
Distributable earnings - undistributed ordinary
income	$84,187,138

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2016, aggregated $191,259,824 and $134,960,430, respectively.

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7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At July 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value

13,185,700	Great Basin Gold Ltd., 144A	3/26/12	$9,977,073	$19,779
7,200,000	Integra Gold Corp., 144A.	5/13/16	3,303,394	4,617,097
	Total Restricted Securities (Value is 0.3% of Net Assets)		$13,280,467	$4,636,876

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended July 31, 2016, were as shown below.

	Number of
	Shares/				Number of
	Warrants				Shares/
	Held				Warrants
	at Beginning	Gross		Gross	Held at End	Value at	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	of Year	End of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Amara Mining PLC, 144A	52,100,000	3,800,000		(55,900,000)[a]	—	$—	$—	$—
Chalice Gold Mines Ltd	31,072,008	—		—	31,072,008	4,601,842	—	—
Guyana Goldfields Inc	593,100	587,900		(681,000)	500,000	—[b]	—	1,742,504
Guyana Goldfields Inc., 144A	8,620,000	—		(2,400,000)	6,220,000	—[b]	—	4,775,965
INV Metals Inc., 144A	3,765,000	—		—	3,765,000	2,453,427	—	—
Kula Gold Ltd	50,871,219	—		—	50,871,219	1,197,737	—	—
Kula Gold Ltd., wts., 11/28/16	7,600,000	—		—	7,600,000	—	—	—
Lion One Metals Ltd	1,000,000	—		—	1,000,000	712,972	—	—
Lion One Metals Ltd., 144A	2,935,000	—		—	2,935,000	2,092,571	—	—
Lydian International Ltd	4,875,000	—		—	4,875,000	1,719,181	—	—
Lydian International Ltd., 144A	7,750,000	28,500,000		—	36,250,000	12,783,655	—	—
Lydian International Ltd., wts.,
144A	—	21,375,000		—	21,375,000	2,539,961	—	—
Nautilus Minerals Inc	3,711,450	5,720,566	[a]	—	9,432,015	1,120,793	—	—
Nautilus Minerals Inc., 144A	11,228,698	17,307,118	[a]	—	28,535,816	3,390,870	—	—

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NOTES TO FINANCIAL STATEMENTS

9. Holdings of 5% Voting Securities of Portfolio Companies (continued)

	Number of
	Shares/				Number of
	Warrants				Shares/
	Held				Warrants
	at Beginning	Gross		Gross	Held at End	Value at	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	of Year	End of Year	Income	Gain (Loss)
Perseus Mining Ltd	—	53,256,800	[a]	—	53,256,800	$25,684,823	$—	$—
Perseus Mining Ltd, wts.,
4/19/19	—	19,006,000	[a]	—	19,006,000	3,098,629	—	—
Platinum Group Metals Ltd.,
144A	10,776,000	—		(9,698,400)[a]	1,077,600	3,535,823	—	—
Platinum Group Metals Ltd.
(CAD Traded)	37,640,820	20,700,000		(52,506,738)[a]	5,834,082	19,142,802	—	(1,998,635)
Platinum Group Metals Ltd.
(USD Traded)	26,000,000	28,793,260		(48,593,700)[a]	6,199,560	20,458,548	—	—
Red 5 Ltd	95,451,110	—		—	95,451,110	9,424,365	—	—
Romarco Minerals Inc	44,780,700	—		(44,780,700)[a]	—	—	—	(7,194,555)
Romarco Minerals Inc., 144A	25,517,600	—		(25,517,600)[a]	—	—	—	—
RTG Mining Inc	1,769,918	—		—	1,769,918	814,130	—	—
RTG Mining Inc., 144A	2,397,790	—		—	2,397,790	1,102,939	—	—
RTG Mining Inc., IDR	6,034,078	6,112,000		—	12,146,078	5,996,215	—	—
RTG Mining Inc., wts., 6/04/17	116,666	—		—	116,666	—	—	—
St. Augustine Gold and Copper
Ltd	8,136,836	—		—	8,136,836	748,559	—	—
St. Augustine Gold and Copper
Ltd., 144A (CAD Traded)	16,383,333	—		—	16,383,333	1,507,206	—	—
St. Augustine Gold and Copper
Ltd., 144A (USD Traded)	10,000,000	—		—	10,000,000	919,963	—	—
St. Augustine Gold and Copper
Ltd., wts., 144A, 12/22/16	5,000,000	—		—	5,000,000	—	—	—
St Barbara Ltd	30,228,991	—		(11,650,000)	18,578,991	—[b]	—	(2,397,024)
Stornoway Diamond Corp	26,750,000	13,750,000		(1,500,000)	39,000,000	33,486,661	—	290,359
Total Affiliated Securities (Value is 11.3% of Net Assets)						$158,533,672	$—	$(4,781,386)

aGross addition/reduction was the result of various corporate actions.
bAs of July 31, 2016, no longer an affiliate.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended July 31, 2016, the Fund did not use the Global Credit Facility.

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11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Exploration & Development	$175,733,831	$291,322	[b]	$4,636,876	[b]	$180,662,029
Long Life Gold Mines.	823,540,332	—		3,098,629		826,638,961
All Other Equity Investments[c]	345,948,300	—		—		345,948,300
Short Term Investments	41,793,737	—		—		41,793,737
Total Investments in Securities	$1,387,016,200	$291,322		$7,735,505		$1,395,043,027

aIncludes common stocks as well as other equity investments.
bIncludes securities determined to have no value at July 31, 2016.
cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Currency		Selected Portfolio
CAD	Canadian Dollar	ADR	American Depositary Receipt
USD	United States Dollar	IDR	International Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Gold and Precious Metals Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Gold and Precious Metals Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2016

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Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,492,490 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2016 more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2016 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2016.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1982	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2003	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President
–Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo,CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 12, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received an annual report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S.

Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. The Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she

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SHAREHOLDER INFORMATION

managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Broadridge report furnished for the agreement renewal. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares during the year ended January 31, 2016, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional precious metals equity funds as selected by Lipper. On a comparative basis, the Broadridge report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of the performance universe, and on an annualized basis to be in the middle performing quintile of such universe for the previous three- and 10-year periods, and the second-lowest performing quintile of such universe for the previous five-year period. The Board found the Fund’s overall comparative performance to be acceptable within the context of its performance universe as shown in the Broadridge report. In reaching this decision, the Board noted that the Fund is more diversified than its peers and is managed with a long-term focus on providing sustainable exposure to the precious metals sector.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds consisting of the Fund and five other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for those funds will multiple share classes. The results of such expense comparisons showed that both the contractual investment management fee rate for the Fund, as well as its actual total expense ratio, were the least expensive of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Broadridge report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used

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solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, and increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on the next $7.25 billion of assets, with additional breakpoints continuing thereafter until reaching a final breakpoint of 0.40% on assets in excess of $15 billion.

The Fund had assets of approximately $580 million on December 31, 2015, and the independent Trustees took into account management’s position that the existing fee schedule was low and reflected anticipated economies of scale as shown in the favorable effective management fee and expense comparisons within its Lipper expense group. The Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $58,496 for the fiscal year ended July 31, 2016 and $59,668 for the fiscal year ended July 31, 2015.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $3,011 for the fiscal year ended July 31, 2016 and $2,952 for the fiscal year ended July 31, 2015. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $282 for the fiscal year ended July 31, 2016 and $0 for the fiscal year ended July 31, 2015. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $442,751 for the fiscal year ended July 31, 2016 and $229,400 for the fiscal year ended July 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $446,044 for the fiscal year ended July 31, 2016 and $232,352 for the fiscal year ended July 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.       N/A

Item 6.  Schedule of Investments.                     N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.            N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                               N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GOLD AND PRECIOUS METALS FUND

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  September 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  September 26, 2016

By /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  September 26, 2016